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                                                                      Exhibit 23




                       [LETTERHEAD OF DAVIDSON & COMPANY]














                          INDEPENDENT AUDITORS' CONSENT





We consent to the use in this Registration Statement on Form 10SB of Touchstone Resources Ltd. of our report dated January 16, 2002 appearing in the Registration Statement.





                                                 "DAVIDSON & COMPANY"



Vancouver, Canada                                  Chartered Accountants

April 3, 2002